DISCONTINUED OPERATIONS (Tables)	12 Months Ended
Dec. 31, 2024
DISCONTINUED OPERATIONS
Summary of analysis of assets and liabilities and gain on deconsolidation of subsidiary

	2022	2023	2024	2024
	RMB	RMB	RMB	USD
	(in thousands)
Revenues	10,034	26	—	—
Cost of sales	(29,296)	(278)	—	—
Sales and marketing	(115,090)	—	—	—
General and administrative	(16,339)	(1,106)	—	—
Impairment on advance and other assets	(135,568)	(607)	—	—
Loss from operations	(286,259)	(1,965)	—	—

Interest income	127	—	—	—
Foreign currency exchange loss	(9)	(4)	—	—
Other (expenses) income, net	54	13	—	—
Loss from discontinued operations	(286,087)	(1,956)	—	—